UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024

RYMAN HOSPITALITY PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee	37214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01	RHP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.          DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 9, 2024, Ryman Hospitality Properties, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Company’s 2024 Omnibus Incentive Plan (the “2024 Plan”). The results of the stockholder vote on the 2024 Plan are set forth below under Item 5.07 of this Current Report on Form 8-K.

A description of the 2024 Plan was included as part of “Proposal 3: Approval of the 2024 Omnibus Incentive Plan” and “Summary of the 2024 Plan” in the Company’s Proxy Statement that was filed with the Securities Exchange Commission on April 4, 2024 and is incorporated herein by reference. Such description is qualified in its entirety by reference to the text of the 2024 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.          Submission of Matters to a Vote of Security Holders.

As of the record date for the Annual Meeting, there were 59,890,257 shares of the Company’s common stock outstanding and entitled to vote on all matters presented to the Company’s stockholders at the Annual Meeting. Holders of 53,770,345 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting. The following proposals were voted on and approved by the Company’s stockholders at the Annual Meeting:

MANAGEMENT PROPOSALS:

1.	Election to the Company’s Board of Directors of the following ten director nominees:

	For	Against	Abstain	Broker Non- Votes
Rachna Bhasin	50,784,418	360,683	7,962	2,617,282
Alvin Bowles Jr.	51,108,615	36,640	7,808	2,617,282
Mark Fioravanti	50,815,373	329,298	8,392	2,617,282
William E. Haslam	51,105,576	39,616	7,871	2,617,282
Erin Mulligan Helgren	51,128,689	16,361	8,013	2,617,282
Fazal Merchant	50,990,879	153,992	8,192	2,617,282
Christine Pantoya	51,001,933	142,163	8,967	2,617,282
Robert Prather, Jr.	49,271,084	1,874,012	7,967	2,617,282
Colin Reed	50,108,532	1,036,759	7,772	2,617,282
Michael Roth	50,168,405	976,662	7,996	2,617,282

2.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Company’s 2024 proxy statement (i.e., “say-on-pay”):

For	Against	Abstentions	Broker Non-Votes
48,426,270	2,710,856	15,937	2,617,282

3.	Approval of the 2024 Plan:

For	Against	Abstentions	Broker Non-Votes
47,946,470	3,194,539	12,054	2,617,282

4.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year:

For	Against	Abstentions
52,485,071	1,278,771	6,503

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

10.1	Ryman Hospitality Properties, Inc. 2024 Omnibus Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYMAN HOSPITALITY PROPERTIES, INC.

Date: May 9, 2024	By:	/s/ Scott J. Lynn
		Name:	Scott J. Lynn
		Title:	Executive Vice President, General Counsel and Secretary